Exhibit 10.9


                                 AMENDMENT NO. 2

                                       TO

                           LOAN AND SECURITY AGREEMENT

                      originally dated as of April 22, 1999

                                  by and among


                           BALANCED CARE CORPORATION,
                    BCC AT HERMITAGE PARK CARE CENTER, INC.,
                        BCC AT LEBANON CARE CENTER, INC.,
                        BCC AT LEBANON PARK MANOR, INC.,
                    BCC AT MT. VERNON PARK CARE CENTER, INC.,
                 BCC AT MT. VERNON PARK CARE CENTER WEST, INC.,
                      BCC AT NEVADA PARK CARE CENTER, INC.,
                         BCC AT NIXA PARK CENTER, INC.,
                       BCC AT REPUBLIC PARK CENTER, INC.,
                      BCC AT SPRINGFIELD CARE CENTER, INC.,
                             DIXON MANAGEMENT INC.,
                            BCC AT DARLINGTON, INC.,
                       BALANCED CARE AT EYERS GROVE, INC.,
                         BALANCED CARE AT BUTLER, INC.,
                         BALANCED CARE AT SARVER, INC.,
                       BALANCED CARE AT NORTH RIDGE, INC.


                                       and

                               HCFP FUNDING, INC.




                           Amended as of July 29, 1999

                 AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT


         THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of this 29th day of July, 1999, by and among BALANCED CARE CORPORATION, a Delaware corporation, BCC AT HERMITAGE PARK CARE CENTER, INC., a Delaware corporation, BCC AT LEBANON CARE CENTER, INC., a Delaware corporation, BCC AT LEBANON PARK MANOR, INC., a Delaware corporation, BCC AT MT. VERNON PARK CARE CENTER, INC., a Delaware corporation, BCC AT MT. VERNON PARK CARE CENTER WEST, INC., a Delaware corporation, BCC AT NEVADA PARK CARE CENTER, INC., a Delaware corporation, BCC AT NIXA PARK CENTER, INC., a Delaware corporation, BCC AT REPUBLIC PARK CENTER, INC., a Delaware corporation, BCC AT SPRINGFIELD CARE CENTER, INC., a Delaware corporation, DIXON MANAGEMENT INC., a Missouri corporation, BCC AT DARLINGTON, INC., a Delaware corporation, BALANCED CARE AT EYERS GROVE, INC., a Delaware corporation, BALANCED CARE AT BUTLER, INC., a Delaware corporation, BALANCED CARE AT SARVER, INC., a Delaware corporation, BALANCED CARE AT NORTH RIDGE, INC., a Delaware corporation (collectively and individually, the "Borrower"), and HCFP FUNDING, INC., a Delaware corporation (the "Lender").

                                    RECITALS

         A. Pursuant to that certain Loan and Security Agreement dated April 22, 1999 by and among Borrower and Lender (as previously amended pursuant to that certain Amendment No. 1 dated July 1, 1999 made by and between Lender and Borrower, as amended by this Amendment, and as further amended, modified and restated from time to time, collectively, the "Loan Agreement"), the Lender agreed to make available to the Borrower a revolving credit facility (the "Loan").

         B. Borrower has requested that Lender agree to increase the principal amount available to be advanced under the Loan and to make certain other changes to the terms of the Loan Agreement, and Lender has agreed to do so provided (among other things) that Borrower executes and delivers this Amendment and otherwise complies with the agreements set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

         Section 1.        Definitions.  Unless otherwise defined
herein, all capitalized terms herein shall have the meanings assigned to such terms in the Loan Agreement.

         Section 2. Amendments to the Loan Agreement. Borrower and Lender hereby agree to amend and modify the provisions of the Loan Agreement as follows:

         2.1 Definitions of Mortgage. The definition of Mortgage is hereby deleted in its entirety and the following new definition is inserted in its place (with the amended portion thereof being underlined in bold below):

         "Mortgage. "Mortgage" means, individually, each of the mortgages, deeds of trust, amendments to mortgages and amendments to deeds of trust listed and described in Exhibit G attached hereto and made a part hereof by this reference (as such exhibit may be amended from time to time), and all of such mortgages collectively, as the same may be amended, modified, supplemented, restated and replaced from time to time, together with any and all other mortgages, deeds of trust and leasehold mortgages and deeds of trust which may hereafter be executed and delivered by any Borrower (whether now existing as a Borrower hereunder or hereafter added as a Borrower hereunder pursuant to an amendment hereto) in favor of Lender to secure the Obligations. "Mortgage" includes the Leasehold Mortgage and each Mortgage covering a Skilled Nursing Property.

         2.2 Definitions of Note. The definition of Note is hereby deleted in its entirety and the following new definition is inserted in its place (with the amended portion thereof being underlined in bold below):

         "Note. "Note" means that certain Amended and Restated Revolving Credit Note dated July 29, 1999 in the principal amount of $20,000,000.00 made by the Borrower payable to the Lender, as the same may be amended, modified and restated from time to time."

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
         2.3      Additional Definitions.   The following definitions are
hereby added to Section 1.1 in the locations required to maintain alphabetical order:

                  Nevada Park. "Nevada Park" means BCC at Nevada Park Care Center, Inc., a Delaware corporation, and its permitted successors and assigns.

                  North Ridge. "North Ridge" means Balanced Care at North Ridge, Inc., a Delaware corporation doing business as Outlook Pointe at Northridge, together with its permitted successors and assigns.

                  Republic Park. "Republic Park" means BCC at Republic Park Care Center, Inc., a Delaware corporation, and its permitted successors and assigns.

                  Skilled Nursing Advance. "Skilled Nursing Advance" means an advance made under this Agreement to a Skilled Nursing Facility Borrower based on the Borrowing Base applicable to each Skilled Nursing Property, as described in Section 2.1(d) (iv) hereof. Except as otherwise described herein, each Skilled Nursing Advance shall constitute a Real Estate Advance hereunder.

                  Skilled Nursing Facility Borrower. "Skilled Nursing Facility Borrower" means, individually, each of Republic Park and Nevada Park, and collectively, both Republic Park and Nevada Park, together with their respective permitted successors and assigns. Except as otherwise set forth herein, each Skilled Nursing Facility Borrower shall constitute a Real Estate Borrower and all provisions of this Agreement applicable to Real Estate Borrowers shall apply equally to each Skilled Nursing Facility Borrower.

                  Skilled Nursing Property. "Skilled Nursing Property" means the Property owned by Republic Park and Nevada Park. Except as otherwise set forth herein, all provisions of this Agreement applicable


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
                  to a Property shall apply equally to each Skilled Nursing Property.

         2.4. EBITDA Definition. The definition of "EBITDA" set forth in Section
1.1 is hereby deleted in its entirety and the following new section is inserted in its place (with the revised portions thereof being underlined in bold below):

                  "EBITDA. "EBITDA" means, the sum of the following, calculated individually with respect to each Real Estate Borrower, and then added together for all Real Estate Borrowers, as determined in accordance with GAAP and reflected in Borrower's most current consolidated financial statements: (a) for each Real Estate Borrower other than the Skilled Nursing Facility Borrowers, (i) net income (after rental expense with respect to each Leasehold Facility), plus (ii) interest expense, plus
                  (iii) depreciation and amortization, plus (iv) income tax expense, plus (v) the total management fee expense minus (vi) 3% of gross revenues of each Real Estate Borrower for either
                  (A) the twelve (12) most recently completed calendar months, or (B) the six (6) most recently completed calendar months on an annualized basis, provided that if Borrower elects the option described in subparagraph (B) above, such option shall apply throughout the Loan Term and Borrower may not elect the option described in subparagraph (A) above at any time thereafter; and (b) for each Skilled Nursing Facility Borrower, (i) net income, plus (ii) interest expense, plus
                  (iii) depreciation and amortization, plus (iv) income tax expense, plus (v) the total management fee expense for the twelve (12) most recently completed calendar months, minus
                  (vi) 4.5% of gross revenues of each Skilled Nursing Facility Borrower for the twelve (12) most recently completed calendar months. If any Property has a negative EBITDA for any period, then for purposes of this definition, EBITDA for that period for such Property shall equal zero. For purposes of subparagraph (a)(v) of this definition, management fee expense shall be limited as described in Section 7.6 hereof."


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
         2.5 Increase in Maximum Loan Amount. Section 2.1(a) is hereby deleted in its entirety and the following new Section 2.1(a) is inserted in its place (with the amended and renumbered portions thereof being underlined in bold below):

         "(a) Subject to the availability under the Borrowing Base, the maximum aggregate principal amount of the Loan which may be extended by Lender to Borrower under this Agreement and remain outstanding at any time is Twenty Million and No/100 Dollars ($20,000,000.00) (the "Maximum Loan Amount"). Upon the release of both Skilled Nursing Facility Borrowers and both Skilled Nursing Properties and the reduction of the outstanding principal balance hereunder to $15,000,000, as contemplated and described in Section 2.10(f) hereof, the Maximum Loan Amount shall be immediately and automatically reduced to Fifteen Million and No/100 Dollars ($15,000,000) for all purposes, including the calculation of the Termination Fee and the Usage Fee.

                  Notwithstanding the foregoing, provided no Event of Default has occurred, the Borrower shall be permitted to reduce the Maximum Loan Amount subject to the following conditions:

                  (i) At any time during the period commencing October 1 and ending on October 31 of each year during the Term of the Loan, but no more than once during such period, the Borrower may deliver to Lender a written request to reduce the Maximum Loan Amount (such request being hereinafter referred to as a "Reduction Notice").

                  (ii) Following Lender's receipt of a Reduction Notice, the Maximum Loan Amount shall be reduced as of November 1 of the year in which the Reduction Notice is delivered.

                  (iii) The Maximum Loan Amount may be reduced by no more than $5,000,000.00 per year.

                  (iv) Once the Maximum Loan Amount is reduced, it may not be increased.


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
                  (v) Except as described above with respect to releases of the Skilled Nursing Borrowers, any reduction of the Maximum Loan Amount pursuant to this Section (i) shall not effect the calculation of the Termination Fee described in Section 2.8(c) hereof (i.e., any Termination Fee shall be calculated based on the original Maximum Loan Amount equal to $15,000,000); and (ii) shall effect the calculation of the Usage Fee (i.e., the Usage Fee shall be calculated on the Maximum Loan Amount in effect from time to time)."


         2.6 Borrowing Base. Section 2.1(d) is hereby deleted in its entirety and the following new section is inserted in lieu thereof (with the revised portions being underlined and printed in bold below):

                  "(d) The maximum aggregate principal balance of all Revolving Credit Loans outstanding at any time hereunder shall not exceed the Borrowing Base. The Borrowing Base shall equal the sum of the following: (i) with respect to each Property covered by a first priority fee simple Mortgage in favor of Lender, other than the Property owned by North Ridge and the Property owned by each Skilled Nursing Facility Borrower, an amount not to exceed eighty five percent (85%) of the product of 8.0 times EBITDA, plus (ii) with respect to the Property owned by Northridge only, an amount not to exceed eighty five percent (85%) of the product of 8.5 times EBITDA, plus (iii) with respect to each Leasehold Facility, an amount not to exceed the lesser of eighty five percent (85%) of the product of 5.0 times EBITDA, or eighty five percent (85%) of the product of the number of years remaining under the applicable lease times EBITDA, plus (iv) with respect to each Skilled Nursing Property, an amount not to exceed eighty five percent (85%) of the product of 6.0 times EBITDA (such formulas described in subparagraphs (i), (ii), (iii) and (iv) above being referred to herein as the


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
         "Real Estate Borrowing Base"); plus (v) eighty five percent (85%) of the Qualified Accounts due and owing from any Medicaid/Medicare Insurer or other Account Debtor (such formula being referred to herein as the "Accounts Receivable Borrowing Base"). Notwithstanding the foregoing, that portion of the Real Estate Borrowing Base attributable to the Leasehold Borrowers shall not exceed fifteen percent (15%) of the Real Estate Borrowing Base, and any advances made against any of the Leasehold Facilities shall be conditioned upon Lender obtaining a written agreement from the applicable fee owner, which agreement shall provide appropriate consents and lease protection deemed appropriate by Lender in its sole credit judgment. Calculation of the Borrowing Base shall be subject to Lender's reasonable review."

         2.7      Release of Skilled Nursing Borrowers.       Section 2.10 is
amended by adding the following new subparagraph (f):

         (f) Notwithstanding the foregoing subparagraphs (a) through (e), the Lender agrees to release the Mortgage or Mortgages covering the Skilled Nursing Properties or either of them as applicable, as well as the Skilled Nursing Facility Borrower or Borrowers, upon satisfaction of the following conditions:

                  (i) No Event of Default shall have occurred and be continuing;

                  (ii) Upon such release, Borrower shall be in compliance with the Borrowing Base;

                  (iii) Contemporaneously with such release, Borrower shall pay to Lender all outstanding Obligations advanced under the Borrowing Base against the applicable Skilled Nursing Property to be released and all accrued and unpaid interest and fees with respect thereto (such amounts being hereinafter referred to as the "Skilled Nursing Obligations"); and


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
                  (iv) Contemporaneously with such release, Borrower shall pay to Lender a release fee equal to 1.4% of that portion of the Skilled Nursing Advances that shall be repaid.

         2.8. Debt Service Coverage Ratio. Section 6.27 is hereby deleted in its entirety and the following new section is hereby inserted in its place (with the revised portion thereof being underlined in bold below):

         Section 6.27 Debt Service Coverage Ratio. At the end of each calendar month throughout the Loan Term, Borrower (as defined below for purposes of this Section 6.27 only, taken as a whole) shall have maintained a Debt Service Coverage Ratio (hereinafter defined) of at least 1.1:1.0. As used herein, "Debt Service Coverage Ratio" means the ratio of (a) EBITDA to (ii) Debt Service (hereinafter defined). The Debt Service Coverage Ratio shall be measured on a monthly basis beginning with the month ending June, 1999 and continuing until the Obligations are repaid in full and the Loan Agreement is terminated. As used herein, "Debt Service" means, for any given period, all regularly scheduled principal and interest payments due under all loans to Borrower from Lender, plus all payments on operating and capital leases, and any other debt permitted pursuant to the terms of the Loan Documents or otherwise permitted in writing by Lender. For purposes of this Section 6.27, "Borrower" means, BCC at Darlington, Inc., Balanced Care at Eyers Grove, Inc., Balanced Care at Butler, Inc., Balanced Care at Sarver, Inc. and Balanced Care at Northridge, Inc., Republic Park and Nevada Park.

         2.9. Skilled Nursing Borrower's Pledge. As security for the payment of all liabilities of Borrower to Lender under the Note, this Agreement and all other Loan Documents, including but not limited to any extensions, modifications, substitutions, increases and renewals thereof, (a) the payment of all amounts advanced by Lender to preserve, protect, defend, and enforce its rights hereunder and in the Skilled Nursing Facility Borrower

Collateral (as hereinafter defined) in accordance with the terms of this Agreement and all other Loan Documents, including (without limitation) the Mortgage covering each Skilled Nursing Property, and (b) the payment of all reasonable expenses incurred by Lender in connection therewith, each of Republic Park and Nevada Park hereby assigns and grants to Lender a continuing first priority lien on and security interest in, upon, and to each and every portion of the following property, which property shall constitute a portion of the Pledgor Collateral under Section 3.1A of the Loan Agreement:

                  (i) All of the Skilled Nursing Facility Borrower's now-owned and hereafter acquired or arising Accounts, accounts receivable and rights to payment of every kind and description, and all of Skilled Nursing Borrower's contract rights, chattel paper, documents and instruments with respect thereto, and all of the Skilled Nursing Facility Borrower's rights, remedies, security and liens, in, to and in respect of the Accounts, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligation of any Account Debtor, and credit and other insurance;

                  (ii) All moneys, securities and other property and the proceeds thereof, now or hereafter held or received by, in transit to, in possession of, or under the control of Lender or a bailee or Affiliate of Lender, from or for the Skilled Nursing Facility Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of the Skilled Nursing Facility Borrower's deposits (general or special), balances, sums and credits with Lender at any time existing;

                  (iii) All of the Skilled Nursing Facility Borrower's right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in, Accounts, including, without limitation, all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing, any Account, and all returned, reclaimed or repossessed goods;

                  (iv) All of the Skilled Nursing Facility Borrower's now or hereafter acquired deposit accounts into which Accounts are deposited;


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
                  (v) All of the Skilled Nursing Facility Borrower's now owned and hereafter acquired or arising general intangibles and other property of every kind and description with respect to, evidencing or relating to its Accounts, accounts receivable and other rights to payment, including, but not limited to, all existing and future customer lists, choses in action, claims, books, records, ledger cards, contracts, licenses, formulae, tax and other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies, and computer programs, information, software, records, and data, as the same relates to the Accounts; and

                  (vi) The proceeds (including, without limitation, insurance proceeds) of all of the foregoing.

         2.10.    Notices.    Section 9.4 is hereby amended by
changing the Borrower's address to the following address:

         c/o Balanced Care Corporation
         1215 Manor Drive
         Mechanicsburg, PA 17055
         Attention :  Chief Financial Officer
         Telephone:  (717) 796-6187
         Telecopier: (717) 796-6150

         2.11. Exhibit G. Exhibit G is hereby amended by adding the following:

                  "7. Deed of Trust and Security Agreement dated July 29, 1999 executed and delivered by Republic Park for the benefit of Lender covering the property known as 901 East Highway 174, Republic, Missouri.

                  8. Deed of Trust and Security Agreement dated July 29, 1999 executed and delivered by Nevada Park for the benefit of Lender covering the property known as 700 East Highland Avenue, Nevada, Missouri."

         2.12 Exhibit I. Exhibit I is hereby amended by adding the following to Section A entitled "Real Estate Borrowers (granting first priority fee simple Mortgages)":


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
                  BCC at Republic Park Center, Inc., d/b/a Balanced Care Republic and/or Republic Park Care Center
                  901 East Highway 174
                  Republic, Missouri  65738

                  BCC at Nevada Park Care Center, Inc. d/b/a
                  Balanced Care Nevada and/or Nevada Park Care
                  Center
                  700 Est Highland Avenue
                  Nevada, Missouri  64772

         2.13 Management Fees. The last sentence of Section 7.6 is hereby deleted in its entirety.

         Section 3. Conditions to Closing; Commitment Fee. In order for this Agreement to be effective, the Borrower shall:

         (a) Comply with the Conditions to Real Estate Advances with respect to each Skilled Nursing Facility.

         (b) Comply with the Conditions to Closing and Conditions to Advances to the extent such Conditions have not been previously satisfied.

         (c) Execute and deliver to Lender the Loan Documents listed and described on the Closing Checklist attached hereto as Exhibit A and made a part hereof.

         (d) Cause to be delivered to Lender all other items listed and described on the Closing Checklist.

         (e) Pay to the Lender an additional Commitment Fee equal to $50,000.00.

         (f) Deliver to Lender updated Schedules and Exhibits to the Loan Agreement

         (g) Cause to be delivered to the Lender an (i) Amendment to the Intercreditor Agreement pursuant to which Meditrust agrees (among other things) that each of Republic Park and Nevada are no longer subject to the Intercreditor Agreement and Meditrust's liens on each Skilled Nursing Facility Borrower's Collateral and each Skilled Nursing Property are released, and (ii) all appropriate termination statements and releases required to release and terminate such liens and security interests.

         (h) Pay to the Lender its due diligence and legal fees (excluding title premiums, recordation and transfer taxes, documentary stamp taxes, search fees, recordation fees and expenses, survey expenses, environmental audit expenses, and all other amounts required to be paid to third parties (ie., parties other than Lender and Lender's Affiliates) by the Borrower in order to effectuate the transactions contemplated by this Agreement), and excluding the additional Commitment Fee, described in Section 3(e) hereof, equal to $36,307.00 (collectively, the "Legal Fees").

         Section 4. Payment of Commitment Fee and Legal Fees. The Borrower hereby authorizes and instructs the Lender to deduct the Commitment Fee and the Legal Fees from the proceeds of the Loan, and Borrower agrees that such amounts constitute a portion of the Obligations evidenced and secured by the Loan Documents.

         Section 5. Updated Schedules. The updated Schedules delivered by Borrower in connection with this Agreement are hereby incorporated into the Loan Agreement.

         Section 6. Representations and Warranties; No Event of Default. Each Borrower hereby confirms that all of the representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct, except as previously disclosed to Lender in writing. To the Borrower's best knowledge, no Event of Default has occurred. Borrower and Lender acknowledge that (a) Borrower has delivered copies of certain correspondence regarding the electric utility transformer located on the Republic Park Property pursuant to which Borrower has disclosed to Lender that such transformer is leaking and will be repaired on July 29 or July 30, 1999, and (b) Borrower shall not be in violation or breach of any representations, warranties or covenants under the Loan Documents as a result of such transformer leak and/or such correspondence.

         Section 7. Renewal; Lien Continuation; No Novation. The Borrower hereby renews the Obligations and promises to pay and perform all Obligations as modified by this Agreement. The liens and security interests granted under the Loan Documents are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations, as modified hereby. Nothing herein shall in any manner diminish, impair, waive or extinguish the Note, the Obligations or such liens and security interests. The execution and delivery of this Agreement shall not constitute a novation of the debt evidenced and secured by the Loan Documents.

         Section 8. Enforceability. This Amendment constitutes the legal, valid and binding obligation of each Borrower, and is enforceable against each Borrower in accordance with its terms.

         Section 9. Reference to the Effect on the Loan Agreement.

                  (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

                  (b) Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

         Section 10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.

         Section 11. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         Section 12. Counterparts. This Amendment may be executed in counterpart originals, and both counterparts taken together shall be deemed to constitute one and the same instrument.


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
         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

                                        LENDER:

ATTEST:                                 HCFP FUNDING, INC.
                                        a Delaware corporation,


By:  /s/Debra Van Alstyne               By:/s/Michael G. Gardullo
         Name:Debra Van Alstyne              Name:Michael G. Gardullo
         Title:Vice President                Title:Vice President

                                        BORROWER:

ATTEST:                                 BALANCED CARE CORPORATION
                                        a Delaware corporation

By:/s/Robert J. Sutton                  By:/s/Robin L. Barber     [SEAL]
      Name:Robert J. Sutton                  Name:Robin L. Barber
      Title:Vice President-                  Title:Senior Vice President
          Corporate Services                      and Legal Counsel and
          and Secretary                           Assistant Secretary


ATTEST:                                 BCC AT HERMITAGE PARK CARE CENTER,
                                        INC.
                                        a Delaware corporation


By:/s/Robert J. Sutton                  By:/s/Robin L. Barber     [SEAL]
     Name:Robert J. Sutton                   Name:Robin L. Barber
     Title:Vice President and                Title:Vice President and
           Assistant Secretary                    Secretary

ATTEST:                                 BCC AT LEBANON CARE CENTER, INC.
                                        a Delaware corporation


By:/s/Robert J. Sutton                  By:/s/Robin L. Barber     [SEAL]
     Name:Robert J. Sutton              Name:Robin L. Barber
     Title:Vice President and           Title:Vice President and
           Assistant Secretary               Secretary

ATTEST:                                 BCC AT LEBANON PARK MANOR, INC.
                                        a Delaware corporation


By:/s/Robert J. Sutton                  By:/s/Robin L. Barber     [SEAL]
     Name:Robert J. Sutton              Name:Robin L. Barber
     Title:Vice President and           Title:Vice President and
           Assistant Secretary               Secretary

ATTEST:                                 BCC AT MT. VERNON PARK CARE CENTER,
                                        INC.
                                        a Delaware corporation


By:/s/Robert J. Sutton                  By:/s/Robin L. Barber     [SEAL]
     Name:Robert J. Sutton              Name:Robin L. Barber
     Title:Vice President and           Title:Vice President and
           Assistant Secretary               Secretary


ATTEST:                                 BCC AT MT.  VERNON PARK CARE CENTER
                                        WEST, INC.
                                        a Delaware corporation


By:/s/Robert J. Sutton                  By:/s/Robin L. Barber     [SEAL]
     Name:Robert J. Sutton                   Name:Robin L. Barber
     Title:Vice President and                Title:Senior Vice President
           Assistant Secretary                    and Legal Counsel and
                                                  Assistant Secretary

ATTEST:                                 BCC AT NEVADA PARK CARE CENTER, INC.
                                        a Delaware corporation


By:/s/Robert J. Sutton                  By:/s/Robin L. Barber     [SEAL]
     Name:Robert J. Sutton                   Name:Robin L. Barber
     Title:Vice President and                Title:Senior Vice President
           Assistant Secretary                    and Legal Counsel and
                                                  Assistant Secretary

ATTEST:                                 BCC AT NIXA PARK CENTER, INC.
                                        a Delaware corporation


By:/s/Robert J. Sutton                  By:/s/Robin L. Barber     [SEAL]
     Name:Robert J. Sutton                   Name:Robin L. Barber
     Title:Vice President and                Title:Senior Vice President
           Assistant Secretary                    and Legal Counsel and
                                                  Assistant Secretary

ATTEST:                                 BCC AT REPUBLIC PARK CENTER, INC.
                                        a Delaware corporation


By:/s/Robert J. Sutton                  By:/s/Robin L. Barber     [SEAL]
     Name:Robert J. Sutton                   Name:Robin L. Barber
     Title:Vice President and                Title:Senior Vice President
           Assistant Secretary                    and Legal Counsel and
                                                  Assistant Secretary

ATTEST:                                 BCC AT SPRINGFIELD CARE CENTER, INC.
                                        a Delaware corporation


By:/s/Robert J. Sutton                  By:/s/Robin L. Barber     [SEAL]
     Name:Robert J. Sutton                       Name:Robin L. Barber
     Title:Vice President and                    Title:Vice President and
           Assistant Secretary                         Secretary


ATTEST:                                 DIXON MANAGEMENT, INC.
                                        a Missouri corporation


By:/s/Robert J. Sutton                  By:/s/Robin L. Barber     [SEAL]
     Name:Robert J. Sutton                       Name:Robin L. Barber
     Title:Vice President and                    Title:Vice President and
           Assistant Secretary                         Secretary


ATTEST:                                 BCC AT DARLINGTON, INC.
                                        a Delaware corporation


By:/s/Robert J. Sutton                  By:/s/Robin L. Barber     [SEAL]
     Name:Robert J. Sutton                       Name:Robin L. Barber
     Title:Vice President and                    Title:Vice President and
           Assistant Secretary                         Secretary



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ATTEST:                                 BALANCED CARE AT EYERS GROVE, INC.
                                        a Delaware corporation


By:/s/Robert J. Sutton                  By:/s/Robin L. Barber     [SEAL]
     Name:Robert J. Sutton                       Name:Robin L. Barber
     Title:Vice President and                    Title:Vice President and
           Assistant Secretary                         Secretary

ATTEST:                                 BALANCED CARE AT BUTLER, INC.
                                        a Delaware corporation


By:/s/Robert J. Sutton                  By:/s/Robin L. Barber     [SEAL]
     Name:Robert J. Sutton                       Name:Robin L. Barber
     Title:Vice President and                    Title:Vice President and
           Assistant Secretary                         Secretary

ATTEST:                                 BALANCED CARE AT SARVER, INC.
                                        a Delaware corporation


By:/s/Robert J. Sutton                  By:/s/Robin L. Barber     [SEAL]
     Name:Robert J. Sutton                       Name:Robin L. Barber
     Title:Vice President and                    Title:Vice President and
           Assistant Secretary                         Secretary


ATTEST:                                 BALANCED CARE AT NORTH RIDGE, INC.
                                        a Delaware corporation


By:/s/Robert J. Sutton                  By:/s/Robin L. Barber     [SEAL]
     Name:Robert J. Sutton                       Name:Robin L. Barber
     Title:Vice President and                    Title:Vice President and
           Assistant Secretary                         Secretary



                                       17